UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Report to Shareholders

Global Multi-Sector Bond Fund	May 31, 2016

The views and opinions in this report were current as of May 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

While the U.S. economy was healthy enough for the Federal Reserve to make its first interest rate increase since 2006, the eurozone remained earlier in the economic recovery cycle, and Japan continued to struggle to generate growth and inflation. The European Central Bank (ECB) and the Bank of Japan (BoJ) expanded their accommodative policies. Emerging market performance was disparate and tied to individual country economic prospects, though emerging market currencies generally dropped sharply against the U.S. dollar after China devalued its currency in August. U.S. high yield bonds lost ground despite a strong rally tied to a rebound in oil prices late in the reporting period that could not offset their decline in 2015.

PERFORMANCE COMPARISON

The Global Multi-Sector Bond Fund returned 2.63% for the 12 months ended May 31, 2016, underperforming the Barclays Global Aggregate ex Treasury Bond USD Hedged Index, which returned 2.89%. (Results for Advisor Class shares were slightly lower, reflecting their higher expense ratio.) Sector allocation and security selection contributed to the fund’s relative performance, while exposure to emerging market currencies was a negative factor. The fund outperformed the Lipper Global Income Funds Average and ranked favorably in the Lipper universe over both shorter- and longer-term periods. Based on cumulative total return, the Global Multi-Sector Bond Fund ranked 65 of 210, 22 of 184, 17 of 141, and 25 of 101 funds in the Lipper global income funds group for the one-year, three-year, five-year, and since-inception periods ended May 31, 2016, respectively. (The Lipper since-inception ranking was calculated from 12/31/08 through 5/31/16. Past performance cannot guarantee future results.) As shown in the Growth of $10,000 chart on page 15, the fund’s longer-term performance compares favorably with both the benchmark and its peers since its inception in December 2008.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, some bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds would respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The fund is a highly diversified fixed income portfolio that invests in a broad range of securities: domestic and foreign, developed and emerging markets, higher-risk and higher-quality, government-issued and corporate bonds. The fund represents a more aggressive diversified bond portfolio than many other T. Rowe Price offerings due to its substantial allocation flexibility across higher-risk sectors and foreign bonds, and our willingness to deviate significantly from the benchmark when we perceive attractive opportunities. However, the portfolio is designed to typically be less volatile than bond funds concentrated in a single higher-risk sector, such as high yield.

MARKET ENVIRONMENT

The U.S. economy was healthy enough in December 2015 for the Fed to make its first interest rate increase since 2006. Although inflation remained well below the Fed’s 2% target, the strong labor market likely convinced the central bank that the economy would soon start to generate higher levels of inflation. However, U.S. growth rates slowed during the reporting period, with an annual gross domestic product (GDP) growth rate of 3.9% in 2015’s second quarter falling to 0.8% in the first quarter of 2016. Expectations for the timing of the Fed’s second rate hike shifted throughout the last six months of the reporting period as elevated volatility in global financial markets convinced the central bank to further delay its next move.

Quarterly GDP growth in the UK fell into a narrow range between 0.4% and 0.6%, and at the end of the 12-month period questions about the negative impact on future growth of a possible vote to exit the European Union weighed on sentiment. Market expectations for a rate increase from the Bank of England shifted well into the future as the UK economy seemed to lose some of the momentum it had built up earlier in 2015. The eurozone economy expanded at a similarly slow pace even as the ECB expanded its quantitative easing (QE) program. In March 2016, the ECB said that it would begin to buy euro-denominated investment-grade bonds from nonfinancial corporate issuers in June, supporting credit spreads. Japan’s economy continued to struggle to achieve positive growth and generate desired levels of wage and price inflation even as the BoJ expanded its already-large QE program. Falling commodity prices earlier in the period restrained growth in Canada and Australia.

The broad weakness in the prices of oil and other commodities, despite a rebound in the last few months of the reporting period, created meaningful variation in economic growth across emerging markets, although their growth as a whole continued to outpace developed countries. The price of Brent crude oil, the worldwide benchmark, dropped from over $60 per barrel at the beginning of June 2015 to just above $26 in January 2016 before rebounding to end the reporting period close to $50. This benefited a few commodity importers like Turkey and Thailand, but hurt many more emerging market countries, including exporters such as Russia and South Africa. Political risk and uncertainty also weighed on some emerging markets. In Brazil, a corruption scandal widened to involve many prominent politicians and, combined with public unrest stemming from the country’s worst recession in nearly 100 years, resulted in a leadership transition. Turkey’s president continued to consolidate his power as economic growth lagged other emerging markets. In South Africa, the president replaced the finance minister multiple times as the commodity-exporting country struggled to grow. On the positive side, many Eastern European emerging markets, such as Hungary and Romania, grew steadily with low inflation.

The monetary policies of emerging market central banks diverged in response to their varying economic growth trajectories. Brazil’s central bank raised interest rates in June and July 2015 to stem the country’s high inflation, but then kept rates steady as the country’s recession and political turmoil deepened. In February 2016, the Bank of Mexico made a surprise interest rate hike to support the peso and offset a potential uptick in inflation. On the other hand, Indonesia’s central bank cut rates in March 2016 to stimulate growth.

Questions about China’s ability to manage a slowdown in its growth suddenly emerged in August when the country unexpectedly devalued its currency. The worries about a steep downturn in the Chinese economy put even more downward pressure on commodity prices globally and sparked a sell-off in emerging market currencies as well as global equities. China reported that its economy grew at a 6.9% rate in 2015, its slowest pace in 25 years. In early 2016, the Chinese government lowered its annual GDP growth target to a 6.5% to 7.0% range for 2016 and increased its fiscal stimulus measures in an effort to support its flagging growth.

Interest rates in developed markets generally decreased as most non-U.S. central banks maintained or expanded their aggressive monetary stimulus measures. In the U.S., the Treasury yield curve flattened as shorter-term rates increased in anticipation of—and in reaction to—the start of the Fed’s interest rate normalization. Longer-term Treasury yields decreased, with the yield on the 10-year Treasury note falling to 1.84% at the end of the reporting period from 2.12% at the beginning. The German 10-year bund yield was volatile, jumping to almost 1% in mid-2015 before decreasing to around 0.1% by May 2016 and trending toward a negative yield. In Japan, the country’s 10-year government note yield fell into negative territory in February 2016 after the BoJ made certain deposit rates negative. At the end of the reporting period, Japanese 10-year bonds yielded approximately -0.11%, down from approximately 0.50% at the beginning.

Emerging market sovereign rates were less correlated with each other, given differing monetary policies and political situations across individual countries. Yields on Brazilian debt were volatile but finished the reporting period little changed. Mexico’s dollar-denominated sovereign bonds performed well as the country’s economic and fiscal reforms bolstered investor confidence.

With the Fed poised to raise interest rates, the U.S. dollar strengthened against most other currencies in 2015. The declines in emerging market currencies against the dollar were particularly steep. However, the U.S. dollar weakened in early 2016, more than offsetting its gains versus some developed market currencies earlier in the period. For the entire reporting period, the euro climbed about 1.5% against the U.S. dollar, while the yen gained almost 12%. Currencies of developed markets that are commodity exporters, such as Canada and New Zealand, lost ground to the U.S. dollar. In emerging markets, the Russian ruble fell over 20% against the U.S. dollar over the 12-month period, although it made up some of its earlier losses in a 2016 rally. The Mexican peso lost over 16% versus the U.S. dollar as its liquidity seemed to cause it to trade as a proxy for emerging market currency risk more generally.

U.S. high yield bonds saw sustained moves in both directions but lost ground for the reporting period as a whole—primarily as a result of weakness in the energy and metals and mining sectors as commodity prices fell in 2015. The sector rebounded sharply in 2016 as oil prices recovered some of their declines. Commodity-related sectors account for a significant proportion of the U.S. high yield market. In contrast, these sectors make up a much smaller amount of the European high yield bond market, which resulted in better relative performance during the reporting period. U.S. and European investment-grade corporate bonds also held up better, given their higher credit quality and generally longer interest rate duration. Mortgage- and asset-backed securities generated modest returns as a result of their relatively high credit quality and liquidity. Both dollar-denominated sovereign and corporate bonds from emerging markets posted positive returns. However, locally denominated emerging market debt dropped as the currencies sold off.

PERFORMANCE AND INVESTMENT REVIEW

Sector allocation and security selection combined to add significant value to the fund. This was primarily due to allocations to emerging market bonds, both dollar-denominated sovereign debt and local currency interest rates. Duration management was also a positive as both our duration moves and country selection added value to the portfolio. However, currency exposure detracted from performance, primarily due to exposure to emerging market currencies, which underperformed versus a U.S. dollar benchmark.

There were three distinct time periods, characterized by changing directions in commodity prices and shifting market risk sentiment, within the last 12 months. We tactically adjusted the portfolio’s positioning in terms of sector allocations, duration and country holdings, and currency exposures during each of these time periods to take advantage of relative value across sectors, anticipated yield curve changes, and foreign exchange market trends.

From the beginning of the reporting period until approximately the Chinese currency devaluation in August 2015, markets were fairly sanguine toward credit risk, although both oil and emerging market currencies generally fell. The fund’s U.S. high yield allocation target was relatively high at 14% of net assets through late summer 2015 as we saw some value in noninvestment-grade bonds that had been broadly dragged lower by difficulties in commodity-related industries. The portfolio’s overall duration was longer than the duration of the benchmark as we anticipated that interest rates had room to decrease in many developed markets—particularly outside the U.S. Our duration positioning in emerging markets varied by country, with long relative durations in bonds from the countries that had the best prospects for implementing meaningful structural and fiscal reforms. Similarly, the fund was long selected emerging market currencies of reform-oriented countries, including the Mexican peso.

The second distinct time period lasted from late summer into mid-February 2016, after oil prices reached their nadir. This encompassed the Fed’s December rate increase followed by uncertainty about the timing of the next Fed rate hike. The selling pressure on energy-related high yield bonds expanded to include most of the noninvestment-grade sector, pushing credit spreads meaningfully higher. In anticipation of further declines in the price of oil and worsening sentiment toward high yield bonds, we cut the portfolio’s U.S. high yield allocation target to 7.5% in September 2015. We also boosted the targeted allocation to high-quality developed market sovereign debt and cash/reserves to over 33% of net assets in November from less than 20% in August. The portfolio’s U.S. duration was modestly long relative to the benchmark, and we added exposure to longer-term U.S. rates in anticipation of a yield curve flattening. In contrast, the duration of our eurozone holdings was slightly shorter than the region’s duration in the benchmark, particularly in the shorter end of the yield curve where yields are negative. We also reduced our emerging market currencies allocation target, eliminating our Mexican peso exposure, for example.

Beginning in February, investor sentiment toward credit risk suddenly rebounded along with the price of oil. We added back to the U.S. high yield sector in mid-January 2016 when credit spreads were widening, and the portfolio benefited from the strong rally that ensued. Near the end of the reporting period, we again decreased our U.S. high yield exposure, finishing May with an allocation of about 6.5%—quite low relative to the fund’s history. We also implemented a tactical shift and positioned the fund’s overall duration to be slightly short by the end of May 2016 due to the extremely low yield levels of most high-quality government debt. In U.S. Treasuries, investor opinions about the amount of tightening that could follow the Fed’s initial rate increase varied widely. However, we believe that the number of rate hikes will be limited and the terminal federal funds rate could be lower than the Fed’s expectations absent unexpected inflation pressures. The yield spread between 10-year German bunds and 10-year U.S. Treasury notes remained unusually wide based on expectations for growth and monetary policy divergence. We had little exposure to Japanese government bonds, also due to low yields, which could increase should inflation pick up.

In terms of currency positioning, at the end of the reporting period the portfolio was long the U.S. dollar after we made a significant adjustment from being long emerging markets currencies versus the U.S. dollar at the beginning of the 12-month period. We offset the long U.S. dollar position largely with a combination of short positions across other developed market currencies, including the euro and the British pound. This positioning has lowered the fund’s risk level versus the benchmark and will also allow us to take advantage of potential opportunities to buy the currencies of emerging countries if another downturn in oil prices or a faster-than-expected Fed tightening pace triggers a sell-off in emerging markets.

When determining portfolio allocation targets among the various fixed income sectors, we actively consider both current and potential future liquidity. U.S. Treasuries and the sovereign debt of other developed markets, such as Germany and the UK, are typically very liquid. However, liquidity tends to decrease in sectors with increasing amounts of credit risk. Emerging market corporate bonds are an example of a sector in which it can be difficult to buy or sell efficiently in a “flight to quality” environment.

OUTLOOK

Yields are likely to renormalize across developed markets only when growth prospects are expected to improve and inflation expectations increase. Within this environment, we expect to see easier monetary policies continue across the eurozone and Japan. Emerging markets, while generally providing more yield, have differing risks depending on the specific country and region. The risks are mainly centered on global growth prospects, exposure to commodities and oil prices, political risks, and, in a few countries, inflation.

Even with these widespread risks, the Fed could very well raise interest rates, though this is likely dependent on economic data, particularly labor market data. Rate increases will likely be much more gradual and responsive to the latest economic data than in past tightening cycles. Emerging markets would be at risk to multiple Fed rate hikes, but may be less exposed to gradual rate increases. Normalization of monetary policy in the eurozone and Japan is still likely years away as both regions struggle to generate inflation and stimulate economic growth.

The most significant global risks are an abrupt slowdown in China’s economic growth and another downturn in the price of oil. In China, our economists and sovereign debt analysts believe that the most likely scenario is a controlled deceleration in economic growth that stretches out over years. However, a sharper downturn in growth could occur if the transition from an export- and manufacturing-oriented economy to one that is focused on local consumption does not materialize, and this could reverberate across global economies and markets.

A reversal in the rapid rebound in the price of oil in early 2016 would also likely undermine investor confidence. The balance of supply and demand in the oil market still appears to be tilted toward supply as OPEC has repeatedly declined to cut—or cap—its output. The number of oil rigs operating in the U.S. has declined precipitously, but that is showing early signs of reversing. At the time of this writing, the steep climb in oil prices to about $50 per barrel from the February 2016 lows near $26 looks extended and perhaps vulnerable to a sell-off. A reversal in oil prices that tests the lows would likely strain emerging markets, particularly in currencies, as noted by their steep drop against the dollar during the oil price decline in 2015.

With these potential triggers of volatility in mind, we have positioned the fund with a relatively low level of risk compared with its history. At the same time, the fund is well diversified across sectors, with no sector (other than developed market sovereigns) accounting for more than 13% of net assets. We are currently emphasizing sectors such as developed market government bonds and mortgage-backed securities that have high credit quality and are somewhat insulated from global turmoil. These sectors are also fairly liquid, which will allow us to shift allocations into riskier sectors if volatility generates pricing dislocations and attractive relative value in sectors such as high yield bonds and local currency emerging markets debt. In the meantime, we are confident that T. Rowe Price’s team of sector-specific credit analysts can help us add value to the portfolio through security selection.

In this uncertain environment, we believe that our strengths in identifying return opportunities and risks, actively adjusting our portfolio allocations, and performing fundamental credit analysis will allow us to continue to generate solid long-term performance for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steven C. Huber
Chairman of the fund’s Investment Advisory Committee

June 20, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Asset-Backed Securities Index: Tracks the performance of securities backed by assets, including credit card, home equity, and auto loans.

Barclays Commercial Mortgage-Backed Securities ERISA-Eligible Index: An unmanaged index that tracks the performance of commercial mortgage-backed securities.

Barclays Global Aggregate ex-Treasury Bond USD Hedged Index: Tracks the global investment-grade fixed rate debt markets, excluding U.S. Treasury securities, and is hedged to the dollar.

Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Agency Bond Index: Tracks the performance of securities issued by U.S. agencies such as Fannie Mae (FNMA), Freddie Mac (FHLMC), and the Federal Home Loan Bank.

Barclays U.S. Corporate Investment-Grade Bond Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Barclays U.S. Mortgage-Backed Securities Index: An index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the U.S. The Federal Reserve sets a target federal funds rate to affect the level and direction of market rates.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes.

The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	Year Ended 5/31/16	5/31/15	5/31/14	5/31/13	5/31/12
NET ASSET VALUE					
Beginning of period	$ 11.25	$ 11.78	$ 11.84	$ 11.53	$ 12.05
Investment activities					
Net investment income[1]	0.36[2]	0.39[2]	0.40[2]	0.39[2]	0.52[2]
Net realized and unrealized gain / loss	(0.10)	(0.29)	0.11	0.54	(0.28)
Total from investment activities	0.26	0.10	0.51	0.93	0.24
Distributions					
Net investment income	(0.24)	(0.40)	(0.41)	(0.42)	(0.53)
Net realized gain	–	(0.23)	(0.16)	(0.20)	(0.23)
Tax return of capital	(0.12)	–	–	–	–
Total distributions	(0.36)	(0.63)	(0.57)	(0.62)	(0.76)
NET ASSET VALUE					
End of period	**$ 11.15**	**$ 11.25**	**$ 11.78**	**$ 11.84**	**$ 11.53**

Ratios/Supplemental Data					
Total return[3]	**2.43%[2]**	**0.88%[2]**	**4.55%[2]**	**8.18%[2]**	**2.19%[2]**
Ratio of total expenses to average net assets	0.89%[2]	0.88%[2]	0.86%[2]	0.83%[2]	0.83%[2]
Ratio of net investment income to average net assets	3.38%[2]	3.47%[2]	3.56%[2]	3.27%[2]	4.49%[2]
Portfolio turnover rate	163.5%	114.1%	137.8%	65.8%	94.4%
Net assets, end of period (in thousands)	$ 12,633	$ 5,514	$ 1,916	$ 1,801	$ 1,013

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses in excess of a 0.95% contractual expense limitation in effect through 9/30/17, and expenses permanently waived 0.06%, 0.07%, 0.09%, 0.12%, and 0.12% of average net assets for the years ended 5/31/16, 5/31/15, 5/31/14, 5/31/13, and 5/31/12 respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	3/23/16 Through 5/31/16
NET ASSET VALUE	
Beginning of period	$ 10.99
Investment activities	
Net investment income[(1)]	0.08[(2)(6)]
Net realized and unrealized gain / loss	0.14[(4)]
Total from investment activities	0.22
Distributions	
Net investment income	(0.03)
Tax return of capital	(0.04)
Total distributions	(0.07)
NET ASSET VALUE	
End of period	**$ 11.14**

Ratios/Supplemental Data	
Total return[(5)]	**2.04%[(2)(6)]**
Ratio of total expenses to average net assets	0.49%[(2)(3)(6)]
Ratio of net investment income to average net assets	4.19%[(2)(3)(6)]
Portfolio turnover rate	163.5%
Net assets, end of period (in thousands)	$ 3,368

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses waived (0.09% of average net assets) related to the contractual operating expense limitation in effect through 9/30/18.
(3) Annualized
(4) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6) See Note 6. Excludes expenses permanently waived 0.06% of average net assets for the period ended 5/31/16, respectively, related to investments in T. Rowe Price mutual funds.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 21.7%		
FINANCIAL INSTITUTIONS 4.8%		
Banking 3.1%		
AKBank, 7.50%, 2/5/18 (TRY)	300	95
Arion Bank, 3.125%, 3/12/18 (EUR)	2,070	2,345
BBVA Bancomer, 6.50%, 3/10/21	650	713
BNP Paribas, VR, 2.875%, 3/20/26 (EUR)	600	689
BPCE, 5.70%, 10/22/23 (1)	910	975
Credit Suisse, 1.25%, 4/14/22 (EUR)	600	650
Discover Bank, 3.10%, 6/4/20	1,110	1,129
Erste Group Bank, 7.125%, 10/10/22 (EUR)	300	407
HBOS, 5.374%, 6/30/21 (EUR)	100	127
HSBC Holdings, 2.95%, 5/25/21	975	978
HSBK Europe, 7.25%, 5/3/17	550	568
ICICI Bank, VR, 6.375%, 4/30/22	200	205
Santander U.K., 2.875%, 10/16/20	920	918
Turkiye Garanti Bankasi, 7.375%, 3/7/18 (TRY)	300	95
		9,894
Financial Other 0.0%		
Walter Investment Management, 7.875%, 12/15/21	100	58
		58
Insurance 0.7%		
Allianz Finance II, 5.75%, 7/8/41 (EUR)	400	516
Assicurazioni Generali, 4.125%, 5/4/26 (EUR)	600	724
Centene, 5.625%, 2/15/21 (1)	200	208
Centene, 6.125%, 2/15/24 (1)	325	342
CNO Financial, 5.25%, 5/30/25	425	438
		2,228

Real Estate Investment Trusts 1.0%		
Citycon Treasury, 2.50%, 10/1/24 (EUR)	600	700
Inmobiliaria Colonial, 2.728%, 6/5/23 (EUR)	800	924
Trust F/1401, 5.25%, 1/30/26 (1)	875	897
Vonovia Finance, VR, 4.00%, 12/29/49 (EUR)	600	672
		3,193
Total Financial Institutions		15,373
INDUSTRIAL 16.7%		
Basic Industry 0.4%		
BlueScope Steel, 6.50%, 5/15/21 (1)	700	719
Hudbay Minerals, 9.50%, 10/1/20	635	527
		1,246
Capital Goods 1.7%		
CEMEX Finance, 9.375%, 10/12/22	1,100	1,205
CMC Ravenna, 7.50%, 8/1/21 (EUR)	1,220	1,198
Loxam, 7.00%, 7/23/22 (EUR)	1,010	1,212
Manitowoc Foodservice, 9.50%, 2/15/24 (1)	150	165
Pfleiderer, 7.875%, 8/1/19 (EUR)	150	175
Reynolds Group Holdings, 8.25%, 2/15/21	650	678
Votorantim Cimentos, 7.25%, 4/5/41	900	814
		5,447
Communications 5.9%		
Altice, 7.75%, 5/15/22 (1)	400	406
Altice Financing, 6.50%, 1/15/22 (1)	325	330
Altice Finco, 8.125%, 1/15/24 (1)	10	10
America Movil, 6.45%, 12/5/22 (MXN)	2,000	104
Arqiva Broadcasting, 9.50%, 3/31/20 (GBP)(1)	600	937

Bharti Airtel International, 5.125%, 3/11/23	400	430
Bharti Airtel International, 5.35%, 5/20/24 (1)	200	218
British Sky Broadcasting Group, 1.875%, 11/24/23 (EUR)	600	686
Charter Communications Holdings, 5.125%, 5/1/23 (1)	775	784
Charter Communications Holdings, 5.50%, 5/1/26 (1)	1,000	1,010
Charter Communications Operating, 6.484%, 10/23/45 (1)	545	627
Crown Castle International, 4.45%, 2/15/26	1,630	1,734
Globo Communicacoes e Participacoes, 4.875%, 4/11/22	800	799
Lynx II, 6.375%, 4/15/23 (1)	775	797
Neptune Finco, 10.125%, 1/15/23 (1)	1,175	1,313
ProSiebenSat.1 Media, 2.625%, 4/15/21 (EUR)	100	117
SBA Tower Trust, 2.898%, 10/15/44 (1)	645	647
SBA Tower Trust, 3.598%, 4/15/43 (1)	1,050	1,059
Sirius XM Radio, 5.75%, 8/1/21 (1)	180	188
Sirius XM Radio, 6.00%, 7/15/24 (1)	675	710
T-Mobile USA, 6.50%, 1/15/26	1,125	1,190
TDF Infrastructure, 2.875%, 10/19/22 (EUR)	800	960
UnityMedia, 5.00%, 1/15/25 (1)	550	556
Univision Communications, 5.125%, 5/15/23 (1)	290	292
Univision Communications, 5.125%, 2/15/25 (1)	300	298
UPCB Finance, 7.25%, 11/15/21 (1)	635	668
Virgin Media, 5.50%, 8/15/26 (1)	350	353
Wind Acquisition, 4.75%, 7/15/20 (1)	825	808
Wind Acquisition, 7.00%, 4/23/21 (EUR)	620	662
		18,693
Consumer Cyclical 3.5%		
AMC Entertainment, 5.75%, 6/15/25	450	448
Boyd Gaming, 6.375%, 4/1/26 (1)	325	334
Delphi Automotive, 1.50%, 3/10/25 (EUR)	600	643

Dollar Tree, 5.75%, 3/1/23 (1)	850	898
Expedia, 5.00%, 2/15/26 (1)	1,370	1,379
Great Canadian Gaming, 6.625%, 7/25/22 (CAD) (1)	700	543
Intralot Finance, 9.75%, 8/15/18 (EUR)	630	742
JD.com, 3.875%, 4/29/26	900	837
Longfor Properties, 6.75%, 1/29/23	700	751
Men's Wearhouse, 7.00%, 7/1/22	425	360
Priceline Group, 2.375%, 9/23/24 (EUR)	600	678
Priceline Group, 3.60%, 6/1/26	1,155	1,157
QVC, 4.375%, 3/15/23	1,325	1,312
QVC, 4.45%, 2/15/25	135	131
QVC, 4.85%, 4/1/24	210	210
Shimao Property Holdings, 8.125%, 1/22/21	500	547
		10,970
Consumer Non-Cyclical 1.4%		
Biogen Idec, 4.05%, 9/15/25	1,175	1,252
BRF - Brasil Foods, 7.75%, 5/22/18 (BRL)	300	74
Cosan Luxembourg, 9.50%, 3/14/18 (BRL)	615	151
Express Scripts Holding, 3.30%, 2/25/21	255	264
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	500	499
Perrigo Finance, 3.50%, 3/15/21	200	204
Post Holdings, 7.375%, 2/15/22	220	231
Spectrum Brands, 5.75%, 7/15/25	425	444
Treehouse Foods, 6.00%, 2/15/24 (1)	300	316
Valeant Pharmaceuticals, 5.875%, 5/15/23 (1)	700	590
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	100	89
Valeant Pharmaceuticals, 6.75%, 8/15/21 (1)	500	442
Valeant Pharmaceuticals, 7.00%, 10/1/20 (1)	50	45
		4,601

Energy 2.6%		
Boardwalk Pipelines, 5.95%, 6/1/26	410	412
Buckeye Partners, 5.50%, 8/15/19	555	591
Cheniere Corpus Christi, 7.00%, 6/30/24 (1)	825	846
Concho Resources, 5.50%, 4/1/23	790	790
Concho Resources, 7.00%, 1/15/21	775	800
Energy Transfer Partners, 4.15%, 10/1/20	690	679
Hess, 7.875%, 10/1/29	20	23
Kinder Morgan, 4.30%, 6/1/25	740	724
Kinder Morgan Energy Partners, 4.30%, 5/1/24	435	423
Kinder Morgan Energy Partners, 5.95%, 2/15/18	160	168
Kinder Morgan Finance, 6.00%, 1/15/18 (1)	305	321
Matador Resources, 6.875%, 4/15/23	650	652
MPLX, 4.50%, 7/15/23 (1)	635	600
NGL Energy, 5.125%, 7/15/19	100	90
Plains All American Pipeline, 6.50%, 5/1/18	580	614
Seven Generations Energy, 6.75%, 5/1/23 (1)	275	278
Seven Generations Energy, 8.25%, 5/15/20 (1)	375	393
		8,404
Industrial Other 0.1%		
Mriya Agro Holding, 9.45%, 4/19/18 (2)(3)	600	39
Red Carreteras Occide, 9.00%, 6/10/28 (MXN)(1)	2,000	110
		149
Technology 0.5%		
First Data, 7.00%, 12/1/23 (1)	575	583
Western Digital, 7.375%, 4/1/23 (1)	425	443
Western Digital, 10.50%, 4/1/24 (1)	475	492
		1,518

Transportation 0.6%		
American Airlines, 3.65%, 12/15/29	520	527
American Airlines, 5.25%, 7/15/25	690	718
Delta Air Lines, ETC, 4.25%, 7/30/23	712	712
		1,957
Total Industrial		52,985
UTILITY 0.2%		
Electric 0.2%		
Enel, VR, 5.00%, 1/15/75 (EUR)	300	351
Terraform, 6.125%, 6/15/25 (1)	325	283
Total Utility		634
Total Corporate Bonds (Cost $69,177)		68,992
ASSET-BACKED SECURITIES 2.4%		
Car Loan 0.4%		
Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (1)	135	135
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	74	74
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	47	47
AmeriCredit Automobile Receivables Trust Series 2014-2, Class D 2.57%, 7/8/20	395	396
Ford Credit Auto Owner Trust Series 2012-D, Class C 1.23%, 8/15/18	125	124

Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.828%, 10/15/54 (1)	300	305
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	86	85
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	180	176
OneMain Financial Issuance Trust Series 2016-2A, Class A 4.10%, 3/20/28 (1)	370	377
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (1)	851	846
		4,769
Student Loan 0.3%		
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (1)	305	311
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (1)	685	685
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (1)	125	125
		1,121
Total Asset-Backed Securities (Cost $7,918)		7,801

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 9.7%

Collateralized Mortgage Obligations 4.1%		
Banc of America Mortgage Securities Series 2005-B, Class 2A1, CMO, ARM 3.051%, 3/25/35	140	129

Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.739%, 2/20/35	37	34
Bear Sterns Alt-A Trust Series 2006-1, Class 11A1, CMO, ARM 0.926%, 2/25/36	618	499
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (1)	—	—
Deutsche Alt-A Securities Mortgage Series 2005-2, Class 1A1, CMO, ARM 0.846%, 4/25/35	118	101
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.279%, 9/19/44	427	393
DSLA Mortgage Loan Trust Series 2004-AR4, Class 2A1A, CMO, ARM 0.799%, 1/19/45	530	451
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, CMO, ARM 0.699%, 8/19/45	748	630
GMAC Mortgage Corporation Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 3.463%, 6/19/35	91	89
Greenpoint Mortgage Funding Trust Series 2005-AR1, Class A1, CMO, ARM 0.926%, 6/25/45	592	443
Harborview Mortgage Loan Trust Series 2005-2, Class 2A1A, CMO, ARM 0.656%, 5/19/35	317	261
Harborview Mortgage Loan Trust Series 2006-9, Class 2A1A, CMO, ARM 0.649%, 11/19/36	636	464
Homebanc Mortgage Trust Series 2005-4, Class A1, CMO, ARM 0.716%, 10/25/35	293	269
Homebanc Mortgage Trust Series 2005-4, Class A2, CMO, ARM 0.776%, 10/25/35	418	385

JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO, ARM 0.636%, 6/25/37	118	109
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1, CMO, ARM 0.746%, 10/25/35	326	246
Merrill Lynch Mortgage Investors Series 2005-AR1, Class M1, CMO, ARM 0.946%, 6/25/36	1,237	1,177
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.846%, 8/25/24	498	503
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.646%, 9/25/24	450	451
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 2.296%, 10/25/27	890	888
Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M2, CMO, ARM 3.046%, 12/25/27	1,375	1,402
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 3.296%, 4/25/28	365	375
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3, CMO, ARM 4.246%, 3/25/25	405	409
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 2.396%, 5/25/25	580	574
Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M2, CMO, ARM 3.246%, 5/25/28	250	256
Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M2, CMO, ARM 3.339%, 7/25/28	280	288
SunTrust Adjustable Rate Mortgage Loan Series 2007-2, Class 5A1, CMO, ARM 5.382%, 4/25/37	257	215

Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (1)	407	410
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (1)	782	782
WaMu Mortgage PTC Series 2005-AR11, Class A1C3, CMO, ARM 0.956%, 8/25/45	332	278
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.628%, 9/25/35	20	20
WaMu Mortgage PTC Series 2005-AR19, Class A1B3, CMO, ARM 0.796%, 12/25/45	766	669
Wells Fargo Mortgage Backed Securitization Trust Series 2006-2, Class 2A1, CMO, ARM 1.146%, 3/25/36	88	74
		13,274
Commercial Mortgage-Backed Securities 4.9%		
Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 5.946%, 7/10/44	975	963
Banc of America Commercial Mortgage Series 2006-4, Class AJ, ARM 5.695%, 7/10/46	515	512
Citigroup Commercial Mortgage Trust Series 2015-P1, Class B, ARM 4.287%, 9/15/48	560	600
Citigroup Commercial Mortgage Trust Series 2015-P1, Class C, ARM 4.34%, 9/15/48	380	380
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class AMFX, ARM 5.366%, 12/11/49	1,170	1,186
Commercial Mortgage PTC Series 2014-UBS4, Class C, ARM 4.625%, 8/10/47	2,000	1,973

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.3%

U.S. Government Agency Obligations 7.7% (4)		
Federal Home Loan Mortgage		
4.00%, 10/1/40 - 12/1/41	623	669
4.50%, 6/1/39 - 9/1/40	100	109
5.00%, 11/1/36 - 8/1/40	143	159
5.50%, 10/1/38	14	16
Federal National Mortgage Assn.		
3.50%, 11/1/42 - 12/1/45	3,961	4,146
4.00%, 1/1/41 - 2/1/42	362	387
4.50%, 7/1/39 - 9/1/42	729	795
5.00%, 7/1/33 - 6/1/40	973	1,082
5.50%, 4/1/35 - 6/1/38	1,162	1,312
6.00%, 4/1/35 - 10/1/38	364	417
6.50%, 9/1/36 - 8/1/37	91	109
Federal National Mortgage Assn., TBA, 3.00%, 1/1/43	15,000	15,327
		24,528
U.S. Government Obligations 0.6%		
Government National Mortgage Assn.		
2.50%, 2/20 - 5/20/43	913	914
3.50%, 9/15/41	113	120
4.00%, 11/20/40	611	657
Government National Mortgage Assn., CMO, IO		
4.00%, 2/20/43	184	29
4.50%, 11/20/37 - 12/20/39	493	32
		1,752
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $26,020)		26,280

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 5.0%

U.S. Government Agency Obligations 0.5% (4)

Federal National Mortgage Assn., 0.875%, 10/26/17	1,500	1,501
		1,501

U.S. Treasury Obligations 4.5%

U.S. Treasury Bonds, 3.00%, 11/15/45	2,920	3,137
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	3,160	3,003
U.S. Treasury Notes, 2.125%, 8/15/21 (5)	7,930	8,202
		14,342
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $15,488)		15,843

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 36.9%

Owned No Guarantee 4.1%

Banco del Estado - Chile, 3.875%, 2/8/22	150	158
Banco Nacional de Desenvolvimento, 5.50%, 7/12/20	120	121
Banco Nacional de Desenvolvimento, 5.75%, 9/26/23	400	397
CRCC Yupeng, FRN, 3.95%, 2/28/49	1,440	1,485
DP World, 6.85%, 7/2/37	860	909
Empresas Public Medellin, 7.625%, 9/10/24 (COP)	1,679,000	473
Eskom Holdings, 6.75%, 8/6/23	400	367
Export-Import Bank of India, 3.875%, 10/2/19	1,550	1,615
Export-Import Bank of India, 8.375%, 7/24/25 (INR)	49,000	736
Export-Import Bank of India, 9.45%, 1/22/19 (INR)	43,000	670
KazMunayGas National, 9.125%, 7/2/18	500	549
National Savings Bank, 8.875%, 9/18/18	200	212
Pertamina, 5.625%, 5/20/43	750	692

Perusahaan Gas Negara, 5.125%, 5/16/24 (1)	200	209
Perusahaan Gas Negara, 5.125%, 5/16/24	1,200	1,255
Petrobras International, 5.375%, 1/27/21	700	621
Petroleos de Venezuela, 5.25%, 4/12/17	850	518
Petroleos de Venezuela, 5.375%, 4/12/27	40	13
Petroleos Mexicanos, 3.50%, 1/30/23	150	137
Petroleos Mexicanos, 5.50%, 6/27/44	675	567
Petroleos Mexicanos, 5.625%, 1/23/46	175	149
Petroleos Mexicanos, 6.375%, 1/23/45	50	47
Petroleos Mexicanos, 6.50%, 6/2/41	155	147
Petroleos Mexicanos, 6.875%, 8/4/26 (1)	35	38
Petroleos Mexicanos, 7.19%, 9/12/24 (MXN) (1)	3,110	148
Petroleos Mexicanos, 7.47%, 11/12/26 (MXN)	8,900	422
YPF Sociedad Anonima, 8.50%, 3/23/21 (1)	485	509
		13,164
Sovereign 5.2%		
Dominican Republic, 5.50%, 1/27/25	150	150
Dominican Republic, 5.875%, 4/18/24	175	179
Dominican Republic, 6.85%, 1/27/45	325	324
Dominican Republic, 6.875%, 1/29/26 (1)	190	205
Dominican Republic, 7.50%, 5/6/21	175	193
Government of Albania, 5.75%, 11/12/20 (EUR)	125	148
Government of Angola, 9.50%, 11/12/25	200	195
Government of Jamaica, 7.625%, 7/9/25	215	240
Government of Jamaica, 7.875%, 7/28/45	400	421
Government of Kenya, 6.875%, 6/24/24	425	392
Government of Ukraine, 0.00%, 5/31/40 (1)(6)	260	81
Government of Ukraine, 7.75%, 9/1/20 (1)	216	207
Government of Ukraine, 7.75%, 9/1/21 (1)	222	210

Government of Ukraine, 7.75%, 9/1/22 (1)	254	239
Government of Ukraine, 7.75%, 9/1/23 (1)	104	97
Islamic Republic of Pakistan, 8.25%, 4/15/24	800	854
Republic of Argentina, 6.875%, 4/22/21 (1)	150	158
Republic of Argentina, 7.00%, 4/17/17	412	423
Republic of Argentina, 8.75%, 6/2/17 (3)	150	158
Republic of Argentina, 8.75%, 5/7/24	300	333
Republic of Argentina, FRN, 2.50%, 12/31/38 (3)	300	192
Republic of Argentina, Zero Coupon, 12/15/35	520	55
Republic of Brazil, 4.25%, 1/7/25	500	457
Republic of Brazil, 4.875%, 1/22/21	420	425
Republic of Brazil, 5.00%, 1/27/45	700	551
Republic of Cote D'Ivoire, 5.375%, 7/23/24	400	367
Republic of Cote D'Ivoire, FRN, 5.75%, 12/31/32	100	91
Republic of Croatia, 3.00%, 3/11/25 (EUR)	2,825	2,952
Republic of Croatia, 6.375%, 3/24/21	200	218
Republic of Croatia, 6.625%, 7/14/20	420	458
Republic of Hungary, 6.25%, 1/29/20	785	875
Republic of Indonesia, 4.875%, 5/5/21	300	322
Republic of Serbia, 4.875%, 2/25/20	800	824
Republic of Slovenia, 5.50%, 10/26/22	200	227
Republic of Slovenia, 5.85%, 5/10/23	1,215	1,403
Republic of South Africa, 5.875%, 9/16/25	300	320
Republic of Zambia, 5.375%, 9/20/22	200	149
Republic of Zambia, 8.97%, 7/30/27	200	165
Socialist Republic of Vietnam, 4.80%, 11/19/24	200	204
United Mexican States, 3.625%, 3/15/22	700	723
United Mexican States, 4.75%, 3/8/44	450	448
		16,633

Treasuries 27.6%

Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21 (BRL)	8,700	2,190
Federal Republic of Germany, 1.50%, 5/15/24 (EUR)	7,735	9,716
Federal Republic of Germany, 2.50%, 8/15/46 (EUR)	565	903
Government of Canada, 0.75%, 9/1/20 (CAD)	5,000	3,829
Government of Canada, 1.50%, 6/1/23 (CAD)	5,100	4,025
Government of Canada, 2.25%, 6/1/25 (CAD)	4,250	3,531
Government of India, 8.12%, 12/10/20 (INR)	163,000	2,486
Government of India, 8.40%, 7/28/24 (INR)	109,770	1,701
Government of Japan, 1.20%, 12/20/34 (JPY)	213,600	2,281
Government of Malaysia, 3.654%, 10/31/19 (MYR)	5,120	1,252
Government of Malaysia, 4.16%, 7/15/21 (MYR)	44,045	10,921
Government of Malaysia, 4.378%, 11/29/19 (MYR)	5,120	1,280
Italy Buoni Poliennali del Tesoro, 2.00%, 12/1/25 (EUR)	2,710	3,186
Italy Buoni Poliennali del Tesoro, 3.75%, 5/1/21 (EUR)	2,300	2,972
Kingdom of Spain, 2.15%, 10/31/25 (EUR)(1)	1,700	2,013
Kingdom of Sweden, 3.50%, 3/30/39 (SEK)	11,000	1,767
Mexican Udibonos, 5.00%, 12/11/19 (MXN)	100,300	5,390
Mexican Udibonos, 6.50%, 6/9/22 (MXN)	6,100	343
Republic of Austria, 3.15%, 6/20/44 (EUR)(1)	920	1,498
Republic of Cyprus, 3.875%, 5/6/22 (EUR)	2,705	3,093
Republic of Hungary, 6.50%, 6/24/19 (HUF)	410,000	1,658
Republic of Indonesia, 5.625%, 5/15/23 (IDR)	39,877,000	2,593
Republic of Peru, 5.70%, 8/12/24 (PEN)(1)	4,200	1,226
Republic of Portugal, 3.85%, 4/15/21 (EUR)(1)	1,625	1,980
Republic of Portugal, 5.65%, 2/15/24 (EUR)(1)	1,005	1,338
Republic of Romania, 5.80%, 7/26/27 (RON)	6,400	1,844
Republic of Romania, 5.85%, 4/26/23 (RON)	10,880	3,117
Republic of Serbia, 6.00%, 2/22/19 (RSD)	157,000	1,438

CONVERTIBLE PREFERRED STOCKS 0.7%		
Banking 0.2%		
Bank of America, Series L	—	154
Wells Fargo, Series L	—	379
		533
Communications 0.2%		
American Tower, Series A	4	473
Crown Castle, Series A	1	157
T-Mobile USA, Series A	1	81
		711
Consumer Non-Cyclical 0.3%		
Allergan, Series A	1	488
Teva Pharmaceutical (3)	—	376
		864
Electric 0.0%		
Exelon	2	78
		78
Total Convertible Preferred Stocks (Cost $2,240)		2,186
BOND MUTUAL FUNDS 7.9%		
T. Rowe Price Institutional Floating Rate Fund, 4.23% (7)(8)	2,514	25,012
Total Bond Mutual Funds (Cost $24,472)		25,012
SHORT-TERM INVESTMENTS 9.7%		
Money Market Funds 9.7%		
T. Rowe Price Reserve Investment Fund, 0.32% (7)(9)	30,993	30,993
Total Short-Term Investments (Cost $30,993)		30,993

Total Investments in Securities	
102.9% of Net Assets (Cost $326,131)	**$ 327,576**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $44,058 and represents 13.8% of net assets.
(2) In default with respect to payment of interest.
(3) Non-income producing
(4) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(5) At May 31, 2016, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(6) GDP-linked note provides for contingent payments linked to the gross domestic product of Ukraine; par reflects notional and will not be paid over the life or at maturity.
(7) Affiliated Company
(8) SEC 30-day yield
(9) Seven-day yield
ARM Adjustable Rate Mortgage
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CMO Collateralized Mortgage Obligation
CNH Offshore China Renminbi
COP Colombian Peso
ETC Equipment Trust Certificate
EUR Euro
FRN Floating-Rate Note
GBP British Pound
HKD Hong Kong Dollar
HUF Hungarian Forint
IDR Indonesian Rupiah
INR Indian Rupee
IO Interest Only security for which the fund receives interest on notional principal.
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
MYR Malaysian Ringgit
PEN Peruvian New Sol
PIK Payment-in-kind
PTC Pass-Through Certificate
RON New Romanian Leu
RSD Serbian Dinar
SEK Swedish Krona

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	6/17/16	USD	720	KRW	873,132	$ (13)
Bank of America Merrill Lynch	6/22/16	USD	4,463	GBP	3,075	9
Bank of America Merrill Lynch	7/22/16	RON	2,953	USD	753	(25)
Bank of America Merrill Lynch	8/15/16	CNH	8,712	USD	1,334	(15)
BNP Paribas	6/17/16	USD	1,352	MYR	5,230	86
BNP Paribas	7/5/16	USD	3,091	MYR	12,025	185
BNP Paribas	7/22/16	PEN	2,340	USD	705	(17)
BNP Paribas	8/16/16	USD	4,980	MXN	90,250	128
CIBC World Markets	8/4/16	USD	7,683	CAD	9,890	140
Citibank	6/2/16	BRL	9,230	USD	2,554	—
Citibank	6/2/16	USD	2,567	BRL	9,230	13
Citibank	6/17/16	USD	1,384	MYR	5,390	80
Citibank	6/30/16	USD	8,982	EUR	8,029	40
Citibank	7/14/16	USD	1,300	RON	5,235	10
Citibank	7/15/16	AUD	3,995	USD	2,923	(40)
Citibank	7/15/16	USD	3,044	AUD	3,995	161
Citibank	8/4/16	USD	8,618	CAD	10,900	306
Citibank	8/8/16	USD	1,519	EUR	1,355	8
Citibank	8/15/16	USD	1,941	CNH	12,738	14
Citibank	8/19/16	USD	155	EUR	136	3
Citibank	8/23/16	USD	3,309	HUF	926,727	23
Citibank	8/31/16	USD	1,780	SEK	14,690	12
Citibank	9/2/16	USD	2,483	BRL	9,230	(2)
Credit Suisse	7/22/16	USD	1,976	PEN	6,562	44
Credit Suisse	8/23/16	USD	527	COP	1,605,765	16
Deutsche Bank	6/15/16	USD	4,180	EUR	3,649	118
Deutsche Bank	6/15/16	USD	946	GBP	653	—
Deutsche Bank	7/5/16	USD	2,250	KRW	2,593,750	75
Deutsche Bank	8/23/16	USD	2,707	INR	183,796	14
HSBC Bank	6/22/16	USD	278	GBP	190	2
HSBC Bank	8/8/16	USD	33,131	EUR	28,735	1,085
HSBC Bank	8/23/16	USD	2,321	KRW	2,742,126	23
JPMorgan Chase	6/2/16	BRL	518	USD	144	(1)
JPMorgan Chase	6/2/16	USD	145	BRL	518	2
JPMorgan Chase	6/15/16	USD	17	EUR	15	—
JPMorgan Chase	6/17/16	KRW	873,132	USD	754	(21)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Multi-Sector Bond Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has three classes of shares: the Global Multi-Sector Bond Fund original share class, referred to in this report as the Investor Class, incepted on December 15, 2008; the Global Multi-Sector Bond Fund–Advisor Class (Advisor Class), incepted on December 15, 2008; and the Global Multi-Sector Bond Fund–I Class (I Class), incepted on March 23, 2016. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty or clearinghouse after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

($000s) Counterparty	Form of MNA	Gross Value on Statement of Assets and Liabilities		Net Amount Due (to)/from Counterparty or Exchange	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral*(not less than $0)
		Asset	Liability			
BNP Paribas	ISDA	$ 400	$ (17)	$ 383	$ (308)	$ 75
Bank of America	ISDA	9	(53)	(44)	—	—
Canadian Imperial Bank of Commerce (CIBC)	FX Letter	141	—	141	—	141
Citibank	ISDA	669	(42)	627	(539)	88
Credit Suisse	ISDA	60	—	60	—	60
Deutsche Bank	ISDA	207	—	207	—	207
HSBC Bank	ISDA	1,111	—	1,111	(1,088)	23
JPMorgan Chase	ISDA	331	(253)	78	—	78
Morgan Stanley	ISDA	57	—	57	(14)	43
Royal Bank of Canada	ISDA	370	(85)	285	(263)	22
Royal Bank of Scotland	FX Letter	23	(2)	21	—	21
Societe Generale	ISDA	1	(2)	(1)	—	—
Standard Chartered	FX Letter	—	(319)	(319)	—	—
State Street	ISDA	138	(198)	(60)	—	—
Centrally Cleared Swaps	n/a	1	—	1	106	107
Exchange Traded Futures	n/a	—	(3)	(3)	483	480
Total		$ 3,518	$ (974)			

*In situations such as counterparty default or bankruptcy, the fund may have further rights of offset against amounts due to or from the counterparty under other agreements.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account by the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 31% and 40% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 7% and 15% of net assets.

Options The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 5% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2016, were as follows:

Swaps The fund is subject to interest rate risk and/or credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2016, the notional amount of protection sold by the fund totaled $310,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 7% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 22% of the fund’s net assets were invested in emerging markets and 8% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At May 31, 2016, approximately 42% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2016, no collateral was pledged by the fund or counterparties for TBAs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $296,802,000 and $291,756,000, respectively, for the year ended May 31, 2016. Purchases and sales of U.S. government securities aggregated $168,856,000 and $173,669,000, respectively, for the year ended May 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an over-distribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to the character of net currency losses and the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2016 and May 31, 2015, were characterized for tax purposes as follows:

At May 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

In accordance with federal tax laws applicable to investment companies, all or a portion of net losses resulting from (a) specified gains and losses realized between November 1 and the fund’s fiscal year-end plus (b) ordinary income or loss realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2016, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through September 30, 2017. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.95%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $11,000 of expenses were waived/paid by Price Associates during the year ended May 31, 2016 and remain subject to repayment by the fund. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $20,000 remain subject to repayment by the fund at May 31, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2016, expenses incurred pursuant to these service agreements were $77,000 for Price Associates; $213,000 for T. Rowe Price Services, Inc.; and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended May 31, 2016, are as follows:

As of May 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 22,748 shares of the I Class, representing 8% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Global Multi-Sector Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Global Multi-Sector Bond Fund, Inc. (the “Fund”) at May 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2016

Tax Information (Unaudited) for the Tax Year Ended 5/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $61,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $18,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the Advisor Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and I Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions of the management fee that resulted from the fund’s investments in other T. Rowe Price funds and fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitation, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio (for the Advisor Class and I Class) were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman of
2009	the Board, Mesa Biotech, a molecular diagnostic company (March
[185]	2016 to present); Director, Novartis, Inc. (2009 to 2014); Director,
IBM (2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2008	present); Director and Advisory Board Member, Deutsche Bank
[185]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	President, Chief Executive Officer, Director (2009 to present), and
(1951)	Chairman of the Board (January 2016 to present), First Industrial
2013	Realty Trust, an owner and operator of industrial properties; Chairman
[185]	of the Board (2005 to present) and Director (1999 to present),
Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[185]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[185]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization (2011
[185]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2008	Cochairman of the Investment Committee, Blackstone Real Estate
[185]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[185]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2008	Chairman of the Board, Director, and President, T. Rowe Price
[185]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company
2015
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Multi-Sector
Bond Fund	Principal Occupation(s)

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Portfolio
Manager, Royal Bank of Scotland Group (to
2015); Executive Director, Threadneedle
Investment, Ltd. (to 2012)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price International

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,409,000 and $2,554,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date July 19, 2016